EXHIBIT 99.1
[LOGO HERE]

      DHB
INDUSTRIES INC.


                          NEWS FROM DHB INDUSTRIES INC.
                   2102 SW 2nd Street Pompano Beach, FL 33069
                    Tel: 954-630-0900  www.dhbindustries.com


                                              Company Contact:  Larry Ellis, CAO
                                                                954-630-0900
                                                                lellis@dhbt.com
FOR IMMEDIATE RELEASE

DHB INDUSTRIES, INC. RECEIVES ADDITIONAL NOTICE FROM THE AMERICAN STOCK EXCHANGE
            OF NONCOMPLIANCE WITH CERTAIN CONTINUED LISTING STANDARDS

Pompano Beach, Florida, June 9, 2006. DHB Industries, Inc. (AMEX:DHB), a leader in the field of protective body armor, announced that it had received additional correspondence from the American Stock Exchange ("Amex"), the national securities exchange that maintains the principal listing for the Company's common stock, regarding its continued listing.

As previously disclosed, the Company received notices on April 3, 2006 and May 16, 2006 from the Amex advising the Company of its failure to satisfy certain of the Amex continued listing standards. Specifically, the notices relate to the failure of the Company to timely file its annual report on Form 10-K for the fiscal year ended December 31, 2005 (the "Form 10-K") and its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2006 (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC") as required by Sections 134 and 1101 of the Amex Company Guide (the "Company Guide"). Additionally, the notice of May 16, 2006 stated that in order for the Company to maintain its Amex listing, the Company must submit an updated plan of compliance to the Amex by May 23, 2006 advising the Amex of the action the Company has taken, or will take, that demonstrates the Company's ability to file its Form 10-K by no later than June 2, 2006 and the Form 10-Q by no later than June 30, 2006.

The Company formally requested via written correspondence dated May 25, 2006 an extension until June 16, 2006 to file an updated plan of compliance with the Amex detailing actions the Company would take to file the Form 10-K and Form 10-Q, and an extension of the June 2 and June 30 deadlines for filing its Form 10-K and Form 10-Q.

On May 25, 2006, the Company issued a press release and filed a current report on Form 8-K disclosing that it received a "Wells Notice" on May 23, 2006 from the staff of the SEC.

On May 26, 2006, the Amex instituted a trading halt on the Company's securities. The Company was advised that the trading halt was initiated by the Amex due to the Company not having filed the Form 10-K and the Form 10-Q, and the other disclosures made by the Company, including the receipt of the "Wells Notice" and disclosures related to that notice.

On June 7, 2006, the Company received an additional notice from the Amex advising the Company that it did not satisfy certain of the Amex continued listing standards and responding to the Company's May 25, 2006 letter. The notice states that the staff of the Amex has determined that the Company is not in compliance with Section 1003(f)(iii) of the Company Guide in that the staff of the Amex believes that the allegations of the SEC in the "Wells Notice," as well as internal control deficiencies, raise public interest concerns.

The notice of June 7, 2006 indicates that, in order to maintain its Amex listing, the Company must submit an updated plan of compliance to the Amex by June 16, 2006 advising the Amex of the action the Company has taken, or will take, that demonstrates the Company's ability to be in compliance with Sections 134, 1101 and 1003(f)(iii) of the Company Guide by no later than August 15, 2006. There is no assurance that the Amex will accept the Company's plan, when submitted. If the plan is not accepted, the Company would be subject to delisting procedures. Additionally, in order to assist the Amex in its review of the Company's continued listing status and pursuant to the listing agreements by and between the Company and the Amex, and Section 132(e) of the Company Guide, the Amex requests that the Company provide certain supplementary information to the Amex.

As previously disclosed, the Company is also not in compliance with (i) Section 121(B)(2)(a) of the Company Guide, which requires that each issuer have, and certify that it has and will continue to have, an Audit Committee of at least three members each of whom is independent and (ii) Section 121(B)(2)(a)(ii) of the Company Guide, which requires that each issuer have, and certify that it has and will continue to have, at least one member on its Audit Committee who is deemed financially sophisticated. As previously disclosed, the notice of May 16, 2006 from the Amex provides that the Company has until August 30, 2006 to regain compliance with these sections.

The Company has met with the Amex staff both in person and via telephone. The Company intends to continue to cooperate with the Amex in its investigation, to provide a response to the Amex notice of June 7, 2006 as soon as practicable and to endeavor to maintain its Amex listing. The Company is unable to predict when trading of the Company's securities might be reinstated.

ABOUT DHB INDUSTRIES, INC.

DHB Industries, Inc.'s Armor Group is in the protective body armor industry. Its highly recognized subsidiaries, Point Blank Body Armor Inc. (WWW.POINTBLANKARMOR.COM) and Protective Apparel Corporation of America (PACA) (WWW.PACABODYARMOR.COM), are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Arlington, VA. To learn more about DHB Industries Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2006, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF THE CLASS ACTION AND OTHER LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


                                     -###-